Exhibit 32.2

Certification of the Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-QSB of Aces Wired, Inc. (the Company) for the fiscal quarter ended August 3, 2008 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Christopher C. Domijan, Executive Vice President, Chief Financial Officer and Secretary of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or l5(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ CHRISTOPHER C. DOMIJAN
Christopher C. Domijan
Executive Vice President, Chief Financial Officer and Secretary
Date: September 17, 2008